AMENDMENT

TO THE AGENCY AGREEMENT

THIS AMENDMENT entered into on [  ], 2025 as approved by the Board on February 13, 2025 (the “Amendment”) hereby amends the Global Securities Lending Agency Agreement, dated October 4, 2018, as previously amended (the “Agency Agreement”), between JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust IV, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Investment Trust, JPMorgan Institutional Trust, and Undiscovered Managers Funds (each, a “Trust”, and, collectively, the “Trusts”), each a registered management investment company organized and existing under the laws of Delaware, Massachusetts, or Maryland, each on behalf of their series portfolios listed as corresponding to such Trust’s name on Exhibit A severally and not jointly, (each series portfolio, a “Lender” and collectively, the “Lenders”) and Citibank, N.A. (“Agent”) (collectively, the “Parties”). All capitalized terms used but not defined herein shall have the meaning given to them in the Agency Agreement.

WHEREAS, the Parties desire to amend Schedule A to the Rider as set forth herein and,

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties hereby agree as follows:

1.	Exhibit A

Exhibit A to the Agency Agreement is hereby deleted in its entirety and amended with the Exhibit A attached hereto to update Lender fund names under the Agency Agreement and.

2.	Miscellaneous

(a) This Amendment supplements and further amends the Agency Agreement. The provisions set forth in this Amendment supersede all prior negotiations, understandings and agreements bearing upon the subject matter covered herein, including any conflicting provisions of the Agency Agreement or any provisions of the Agency Agreement that directly cover or indirectly bear upon matters covered under this Amendment.

(b) Each reference to the Agency Agreement in that document and in every other agreement, contract or instrument to which the Parties are bound, shall hereafter be construed as a reference to the Agency Agreement as previously amended and further amended by this Amendment. Except as provided in this Amendment, the provisions of the Agency Agreement remain in full force and effect. No amendment or modification to this Amendment shall be valid unless made in writing and executed by each Party hereto.

(c) Paragraph headings in this Amendment are included for convenience only and are not to be used to construe or interpret this Amendment.

(d) This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed all as of the day and year first above written.

Citibank, N.A., as Agent

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust IV

J.P. Morgan Fleming Mutual Fund Group Inc.

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Institutional Trust

Undiscovered Managers Funds

on behalf of each series portfolio listed on Exhibit A to the Agency Agreement severally and not jointly, as Lender

By:	By:
Name:	Name:
Title:	Title:

Exhibit A

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., As the Agent

and the Lender

LIST OF DESIGNATED ACCOUNTS

Registered Investment Company	Fund Name	Custody Account Number(s)
J.P. Morgan Fleming Mutual Fund Group, Inc.	JPMorgan Mid Cap Value Fund	[REDACTED]
J.P. Morgan Mutual Fund Investment Trust	JPMorgan Growth Advantage Fund	[REDACTED]
JPMorgan Institutional Trust	JPMorgan Core Bond Trust	[REDACTED]
JPMorgan Trust I	JPMorgan California Tax Free Bond Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Corporate Bond Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Diversified Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Emerging Markets Debt Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Emerging Markets Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Europe Dynamic Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Floating Rate Income Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Global Allocation Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Global Bond Opportunities Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Hedged Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Income Builder Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Income Fund	[REDACTED]
JPMorgan Trust I	JPMorgan International Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan International Focus Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Developed International Value Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Managed Income Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Mid Cap Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan National Municipal Income Fund	[REDACTED]
JPMorgan Trust I	JPMorgan New York Tax Free Bond Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Research Market Neutral Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Short Duration Core Plus Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Small Cap Blend Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Small Cap Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Income Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2020 Fund[1]	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2025 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2030 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2035 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2040 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2045 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2050 Fund	[REDACTED]

[1]	To be reorganized into the JPMorgan SmartRetirement Income Fund on or about April 25, 2025.

JPMorgan Trust I	JPMorgan SmartRetirement 2055 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement 2060 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend Income Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2020 Fund[2]	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2025 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2030 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2035 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2040 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2045 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2050 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2055 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan SmartRetirement Blend 2060 Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Strategic Income Opportunities Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Tax Aware Real Return Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Total Return Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. Applied Data Science Value Fund[3]	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. GARP Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. Large Cap Core Plus Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. Research Enhanced Equity Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. Small Company Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. Sustainable Leaders Fund	[REDACTED]
JPMorgan Trust I	JPMorgan U.S. Value Fund	[REDACTED]
JPMorgan Trust I	JPMorgan Unconstrained Debt Fund[4]	[REDACTED]
JPMorgan Trust I	JPMorgan Value Advantage Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Core Bond Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Core Plus Bond Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Equity Income Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Equity Index Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Government Bond Fund	[REDACTED]
JPMorgan Trust II	JPMorgan High Yield Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Large Cap Growth Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Large Cap Value Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Mid Cap Growth Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Mortgage-Backed Securities Fund[5]	[REDACTED]
JPMorgan Trust II	JPMorgan Short Duration Bond Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Short-Intermediate Municipal Bond Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Small Cap Growth Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Small Cap Value Fund	[REDACTED]
JPMorgan Trust II	JPMorgan SMID Cap Equity Fund	[REDACTED]
JPMorgan Trust II	JPMorgan Tax Free Bond Fund	[REDACTED]

[2]	To be reorganized into the JPMorgan SmartRetirement Blend Income Fund on or about April 25, 2025.
[3]	To be liquidated and reorganized under the JPMorgan Fundamental Data Science Large Value ETF mid 2025.
[4]	To be liquidated and reorganized under the JPMorgan Flexible Debt ETF mid 2025.
[5]	To be liquidated and reorganized under the JPMorgan Mortgage-Backed Securities ETF mid 2025.

JPMorgan Trust IV	JPMorgan Emerging Markets Research Enhanced Equity Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan Equity Premium Income Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan Hedged Equity 2 Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan Hedged Equity 3 Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan International Hedged Equity Fund[6]	[REDACTED]
JPMorgan Trust IV	JPMorgan Macro Opportunities Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan Preferred and Income Securities Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan SmartRetirement 2065 Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan SmartRetirement Blend 2065 Fund	[REDACTED]
JPMorgan Trust IV	JPMorgan Ultra-Short Municipal Fund	[REDACTED]
Undiscovered Managers Funds	Undiscovered Managers Behavioral Value Fund	[REDACTED]

[6]	To be liquidated and reorganized under the JPMorgan International Hedged Equity Laddered Overlay ETF mid 2025.